ARROW DWA TACTICAL: INCOME FUND

(Formerly known as Arrow Dynamic Income Fund)

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

ARROW DWA TACTICAL: BALANCED FUND

(Formerly known as Arrow DWA Balanced Fund)

CLASS A SHARES: DWAFX

CLASS C SHARES: DWATX

INSTITUTIONAL CLASS SHARES: DWANX

ARROW DWA TACTICAL: MACRO FUND

(Formerly known as Arrow DWA Tactical Fund)

CLASS A SHARES: DWTFX

CLASS C SHARES: DWTTX

INSTITUTIONAL CLASS SHARES: DWTNX

ARROW MANAGED FUTURES STRATEGY FUND

CLASS A SHARES: MFTFX

CLASS C SHARES: MFTTX

INSTITUTIONAL CLASS SHARES: MFTNX

Each a series of Arrow Investments Trust

PROSPECTUS

December 1, 2020

1-877-277-6933

(1-877-ARROW-FD)
www.ArrowFunds.com

This Prospectus provides important information about the above listed Arrow Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission, has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Arrow Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Arrow Funds’ website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Arrow Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

FUND SUMMARY – ARROW DWA TACTICAL: INCOME FUND	1
FUND SUMMARY – ARROW DWA TACTICAL: BALANCED FUND	6
FUND SUMMARY – ARROW DWA TACTICAL: MACRO FUND	12
FUND SUMMARY – ARROW MANAGED FUTURES STRATEGY FUND	18
ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES AND RISKS	24
Investment Objective(s)	24
Principal Investment Strategies	24
Principal Investment Risks	29
MANAGEMENT OF THE FUNDS	36
INFORMATION ABOUT SHARES	37
HOW TO PURCHASE SHARES	40
HOW TO REDEEM SHARES	42
EXCHANGING FUND SHARES	44
TRANSACTIONS THROUGH WWW.ARROWFUNDS.COM	44
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	45
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	45
DISTRIBUTION OF SHARES	46
FINANCIAL HIGHLIGHTS	46
PRIVACY NOTICE	59
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNT	A-1

FUND SUMMARY – ARROW DWA Tactical: INCOME FUND

Investment Objective

The Arrow DWA Tactical: Income Fund (the “Fund”) seeks income, and long-term capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity and fixed income markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 37 and Appendix A of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.62%	1.62%	1.62%
Acquired Fund Fees and Expenses (1)	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	3.19%	3.94%	2.94%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$878	$1,502	$2,148	$3,868
Class C	$396	$1,201	$2,023	$4,155
Institutional Class	$297	$910	$1,548	$3,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 411% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, collateralized or corporate debt of any credit rating. In addition to the direct investments in U.S. government, collateralized and corporate debt, the Fund will invest in swap agreements and other derivatives such as futures, options, and structured notes, as well as exchange traded funds (“ETFs”), and other investment companies including affiliated funds.

Arrow Investment Advisors, LLC (the “Advisor”), actively manages the Fund’s dynamic fixed income strategies. These strategies consider micro and macro market factors derived from analytical models taking US Treasury, credit, and high yield market trends into consideration. The Fund will invest in securities of a particular fixed income asset category when market trends of that category are positive or, conversely, sell or use cash instruments when trends are unfavorable. The Fund also allocates a portion of its assets to fixed income securities for the purpose of generating income. The Advisor allocates the Fund’s portfolio across fixed income market segments (such as corporate) high yield debt securities, inflation protected bond instruments, convertible bonds, investment grade corporate bonds, emerging market debt, short term U.S. Treasury bonds and longer-term U.S. Treasury bonds (generally, 10-30 years). The Fund primarily invests, either directly, or indirectly through investments in ETFs and other investment companies (including affiliated funds) in fixed income securities. When appropriate, the Advisor may elect to invest in the underlying individual securities or futures.

Under normal circumstances, the Fund will invest:

•       From 0% to 45% of its assets in long term U.S. Treasury bonds;

•       From 0% to 85% of its assets in short term U.S. Treasury bonds;

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•       From 0% to 20% of its assets in high yield debt securities;

•       From 0% to 25% of its assets in inflation protected bond instruments;

•       From 0% to 20% of its assets in convertible bonds;

•       From 0% to 20% of its assets in emerging market debt;

•       From 0% to 20% of its assets in investment grade corporate bonds;

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Tactical Fixed Income model (the “DWA Tactical Income model”), as well as the Advisor’s proprietary methodology. The DWA Tactical Income model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Tactical Income model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Tactical Income model. The Fund invests in securities without restriction as to capitalization or credit quality. The Fund will invest within specific market segments when its research indicates a high probability that the applicable market segments are likely to outperform the applicable universe.

The Fund’s exposure to any one investment segment will vary over time. The Fund’s investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality.

The Advisor utilizes research to invest in (“hold long”) those assets expected to outperform their asset class, and sell all or part of an asset expected to underperform their asset class. This portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility. The Advisor may also invest in cash and cash equivalents (“neutral”) when those assets are expected to outperform other asset classes. The Advisor may generate income with hedging techniques on fixed income securities being held when trends for that market segment are unfavorable. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its objective.

The following risks apply to the Fund:

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are more risky than a money market fund.
•	Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
•	Government Securities Risk: The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Other Investment Company Risk: Other investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly those other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Other investment companies are subject to specific risks, depending on the nature of the fund.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
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•	Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the past ten calendar years. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index and supplementary indexes. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily net asset value per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return

(Years ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	9/30/2016	3.58%
Worst Quarter	6/30/2010	(5.28)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020 was (20.53)%

Average Annual Total Returns

(as of December 31, 2019)

	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A Return Before Taxes	10/31/07	(1.74)%	2.09%	0.31%	(0.49)%
Return after Taxes on Distributions		(3.89)%	0.39%	(0.60)%	(1.34)%
Return after Taxes on Distributions and Sale of Fund Shares		(1.04)%	0.86%	(0.15)%	(0.72)%
Class C Return Before Taxes	10/31/07	3.46%	2.52%	0.14%	(0.74)%
Institutional Class Shares Return Before Taxes	3/21/12	4.60%	3.57%	N/A	1.89%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		8.72%	3.05%	3.75%	4.17%[1] 2.98%[2]
PCM Emerald Long/Short Debt HF Index (reflects no deduction for fees, expenses or taxes)		4.01%	0.80%	2.07%	3.49%[1] 0.01%[2]

(1) Since 10/31/07

(2) Since 3/21/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Management of the Fund

Investment Advisor. Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020

Purchase and Sale of Fund Shares

The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.ArrowFunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – ARROW DWA TACTICAL: BALANCED FUND

Investment Objective

The Arrow DWA Tactical: Balanced Fund (the Fund”) seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 37 and Appendix A of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (2)	0.58%	0.58%	0.58%
Acquired Fund Fees and Expenses (3)	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%
(1)	Restated.
(2)	Other Expenses” include the expenses of the Fund’s consolidated wholly-owned subsidiary. “Other Expenses” does not include the fees paid to the counterparties to the Fund’s swaps (the “Swaps”), or the management fees, performance fees, and expenses of the trading vehicles or commodity pools (“Underlying Asset”) that serve as the reference asset of the Swaps. These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund. Generally, the Swap counterparties charge 0.60% of the notional value of the Swap, and the performance fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), range up to 25% of the net new trading profits.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$766	$1,166	$1,591	$2,768
Class C	$278	$853	$1,454	$3,080
Institutional Class	$178	$551	$949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests, either directly or indirectly through investments in exchange traded funds (“ETFs”) or other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes, debentures and bond futures; and defines alternative assets to include currency; options on currency, equity and commodity futures; derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to managed futures programs employed by limited partnerships, corporations operating as investment funds, and limited liability companies (“Underlying Funds”); commodities; master limited partnerships (“MLPs”); and real estate-related securities. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “DWA Balanced Subsidiary”). The DWA Balanced Subsidiary will invest primarily in long commodity futures and options, Underlying Funds, and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Balanced Subsidiary’s derivative positions.

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When viewed on a consolidated basis, the DWA Balanced Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Balanced Subsidiary for purposes of financial statements, leverage and concentration.

Arrow Investment Advisors, LLC (the “Advisor”) allocates the Fund’s portfolio among four market segments:

•	U.S. Equity, including sectors such as consumer goods, energy and healthcare as well as styles such as large cap growth and small cap value;
•	International Equity, including developed market countries such as Japan and emerging market countries such as Malaysia;
•	Fixed Income, such as U.S. Treasury or corporate bonds of any credit quality; and
•	Alternative Assets, such as commodities, futures, swaps, MLPs and real estate.

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Balanced investment model (the “DWA Balanced model”), as well as the Advisor’s proprietary methodology. The DWA Balanced model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Balanced model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Balanced model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

•	from 25% to 70% in equity securities, including international and domestic equity securities;
•	from 25% to 60% in fixed income securities of any maturity and credit quality; and
•	from 10% to 50% in alternative assets, including through the DWA Balanced Subsidiary.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may be heavily invested in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of its investment objective and the Fund’s investments in fixed income securities are intended to achieve the capital preservation component of its investment objective. Under normal circumstances, the Advisor expects that the Fund will invest a combined minimum of 35% in fixed income securities and in alternative investments. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The following describes the risks the Fund bears with respect to its investments. The risks apply to the Fund through its direct investments in securities as well as indirectly through investments in ETFs and the DWA Balanced Subsidiary. As with any fund, there is no guarantee that the Fund will achieve its objective.

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are more risky than a money market fund.
•	Commodity Risk: ETFs investing in the commodities markets and investments in the DWA Balanced Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.

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•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly other than the DWA Balanced Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

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o	MLP Tax Risk: MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Swaps Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the DWA Balanced Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the DWA Balanced Subsidiary is a controlled foreign corporation, any income received from the DWA Balanced Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The DWA Balanced Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and DWA Balanced Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the DWA Balanced Subsidiary.
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Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the past ten calendar years. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily net asset value per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return

(Years ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	9/30/2010	9.57%
Worst Quarter	12/31/2018	(11.37)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020, was 14.36%

Average Annual Total Returns

(as of December 31, 2019)

	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A Return Before Taxes	8/07/06	4.51%	0.72%	4.01%	3.70%
Return after Taxes on Distributions		3.97%	(0.39)%	3.11%	2.95%
Return after Taxes on Distributions and Sale of Fund Shares		3.00%	0.47%	3.09%	2.87%
Class C Return Before Taxes	8/07/06	9.97%	1.15%	3.85%	3.37%
Institutional Class Shares Return Before Taxes	3/21/12	11.12%	2.18%	N/A	3.94%
Morningstar Global Flexible Allocation EW Index (reflects no deduction for fees, expenses or taxes)		14.50%	3.95%	4.52%	3.84%[1] 4.12%[2]

(1) Since 8/07/06

(2) Since 3/21/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Management of the Fund

Investment Advisor. Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020
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Purchase and Sale of Fund Shares

The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.ArrowFunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – ARROW DWA TACTICAL: MACRO FUND

Investment Objective

The Arrow DWA Tactical: Macro Fund (the “Fund”) seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 37 and Appendix A of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses (2)	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.82%	2.57%	1.57%
(1)	Restated.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$749	$1,115	$1,504	$2,589
Class C	$260	$799	$1,365	$2,905
Institutional Class	$160	$496	$855	$1,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests, either directly or indirectly through investments in exchange traded funds (“ETFs”) and other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes and debentures; and defines alternative assets to include currency, options on currency, equity and commodity futures, commodities, master limited partnerships (“MLPs”) and real estate-related securities. When appropriate, Arrow Investment Advisors, LLC (the “Advisor”), the Fund’s investment advisor may elect to invest in the underlying securities of a particular ETF. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “DWA Tactical Subsidiary”). The DWA Tactical Subsidiary will invest primarily in long commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Tactical Subsidiary’s derivative positions. When viewed on a consolidated basis, the DWA Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Tactical Subsidiary for purposes of financial statements, leverage and concentration.

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Under normal circumstances, the Fund will invest:

•	From 0% to 100% of its assets in domestic and international (including emerging markets) equity securities;
•	From 0% to 100% of its assets in fixed income securities of any maturity and credit quality; and
•	From 0% up to 90% of its assets in alternative assets, including through the DWA Tactical Subsidiary.

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may invest heavily in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate. In order to gain inverse exposure to the equity markets, the Fund may use the derivatives and futures described above. The Fund also may use currency futures.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund invests in fixed income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The following describes the risks the Fund bears with respect to its investments. The risks apply to the Fund through its direct investments in securities as well as indirectly through investments in ETFs and the DWA Tactical Subsidiary. As with any fund, there is no guarantee that the Fund will achieve its objective.

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are more risky than a money market fund.
•	Commodity Risk: ETFs investing in the commodities markets and investments in the DWA Tactical Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund directly or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly other than the DWA Tactical Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	MLP Tax Risk: MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
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•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Taxation Risk: By investing in commodities indirectly through the DWA Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the DWA Tactical Subsidiary is a controlled foreign corporation, any income received from the DWA Tactical Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The DWA Tactical Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and DWA Tactical Subsidiary, respectively, are organized, could result in the inability of the Fund and/or DWA Tactical Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the DWA Tactical Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the past ten calendar years. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily net asset value per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

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Class A Annual Total Return

(Years ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	9/30/2010	11.61%
Worst Quarter	12/31/2018	(19.02)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020, was (1.34)%

Average Annual Total Returns

(as of December 31, 2019)

	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A Return Before Taxes	5/30/08	10.35%	2.21%	5.18%	2.57%
Return after Taxes on Distributions		8.61%	0.59%	4.11%	1.65%
Return after Taxes on Distributions and Sale of Fund Shares		7.35%	1.34%	3.87%	1.79%
Class C Return Before Taxes	5/30/08	16.08%	2.65%	5.00%	2.32%
Institutional Class Shares Return Before Taxes	3/21/12	17.34%	3.70%	N/A	6.67%
PCM Global Macro Index (reflects no deduction for fees, expenses or taxes)		(1.59)%	0.60%	1.22%	4.21%[1] (0.37)%[2]

(1) Since 5/30/08

(2) Since 3/21/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Management of the Fund

Investment Advisor. Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020

Purchase and Sale of Fund Shares

The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.ArrowFunds.com, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – ARROW MANAGED FUTURES STRATEGY FUND

Investment Objective

The Arrow Managed Futures Strategy Fund (the “Fund”) seeks long-term capital appreciation and to achieve absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in Information About Shares on page 37 and Appendix A of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses (2)	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.72%	2.47%	1.47%
(1)	“Other Expenses” include the expenses of the Fund’s consolidated wholly-owned subsidiary. “Other Expenses” does not include the fees paid to the counterparties to the Fund’s Swap (defined below), or the management fees, performance fees, and expenses of the trading vehicles or commodity pools (“Underlying Assets”) that serve as the reference asset of the Swap. These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund. Generally, the Swap counterparties charge 0.60% of the notional value of the Swap, and the performance fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), range up to 25% of the net new trading profits.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$740	$1,086	$1,455	$2,488
Class C	$250	$770	$1,316	$2,806
Institutional Class	$150	$465	$803	$1,757

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy. The managed futures strategy generates capital appreciation by investing in limited partnerships, corporations operating as investment funds, and limited liability companies that employ the managed futures program of DUNN Capital Management, LLC (“Dunn”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission (collectively, “Underlying Funds”) and in derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to Dunn’s World Monetary and Agriculture Program (the “WMA Program”).

Dunn was founded in 1974 and started to implement the WMA program in 1984. The WMA Program uses quantitative modeling to develop and maintain systematic trading strategies driven by data across financial (such as foreign and domestic equity and debt futures and foreign currency futures) and commodity markets.

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The WMA Program was designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes. The WMA Program is constructed to identify price trends (both up and down) in physical commodities and financial futures markets. The WMA Program allocates assets across a blend of financial and commodity futures (including, interest rates, equity indices, and currencies, and physical commodities, such as, energy, metals and agriculture). The financial futures and physical commodity components are positioned either long, flat or short based on the systematic trading strategy. A future is a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. The WMA Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

The Fund executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Arrow MFT Subsidiary”). The Arrow MFT Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Arrow MFT Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

To the extent Arrow Investment Advisors, LLC (the “Advisor”) is utilizing derivatives to gain exposure to the WMA Program, it is anticipated that the Fund will use a swap (the “Swap”), which is a type of derivative instrument based on an underlying asset (“Underlying Asset”), designed to replicate the aggregate returns of the WMA Program. The Swap is based on a notional amount agreed upon by the Advisor and the counterparty. The Advisor may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The Underlying Asset is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.

Prospective investors should note that Dunn is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Arrow MFT Subsidiary and does not make recommendations or representations with respect to the Fund or the Arrow MFT Subsidiary. Other than reviewing the description of the WMA Program, Dunn has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof. Prospective investors will not be investing their funds with Dunn, will not have voting rights or a direct interest in any Dunn fund, and will have no standing or recourse against Dunn with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the WMA Program through one or more trading companies that employ the WMA Program and/or derivative instruments such as swap agreements that provide exposure to the WMA Program, neither the Fund nor the Arrow MFT Subsidiary will have a direct interest in any Dunn fund.

The Fund executes its fixed income strategy primarily by investing directly or indirectly through other funds (including affiliated funds) in U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund’s fixed income strategy is primarily used to collateralize its derivative positions. The Fund’s strategy aims to achieve capital appreciation and absolute returns over the long-term. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The following describes the risks the Fund bears with respect to its investments. The risks apply to the Fund through its direct investments in securities and derivatives as well as indirectly through investments in other funds, structured notes and the Arrow MFT Subsidiary. As with any fund, there is no guarantee that the Fund will achieve its objective.

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which a Fund may invest are not money market funds and are more risky than a money market fund.
•	Commodity Risk: Investing in the commodities markets will subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.
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•	Derivatives Risk: The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment Risk: The Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
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•	Other Investment Company Risk: Other investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly those other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Other investment companies are subject to specific risks, depending on the nature of the fund.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Repurchase Agreement Risk: A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.
•	Structured Note Risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. There may be a lag between a change in the value of the Underlying Asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.
•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Taxation Risk: By investing in commodities indirectly through the Arrow MFT Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Arrow MFT Subsidiary is a controlled foreign corporation, any income received from the Arrow MFT Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
•	Wholly-Owned Subsidiary Risk: The Arrow MFT Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Arrow MFT Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Arrow MFT Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index and supplementary indexes. The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. On October 1, 2015, the Fund changed its strategy from being an index fund to being an actively managed fund. Although Class C shares (formerly known as Advisor Class shares) and Institutional Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Institutional Class shares would be different from Class A shares because Class C and Institutional Class shares have different expenses than Class A shares. Updated performance information and daily net asset value per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

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Class A Annual Total Return

(Years ended December 31):

Returns do not reflect sales charges and would be lower if they did.

Best Quarter	12/31/2017	23.72%
Worst Quarter	12/31/2016	(13.86)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020, was (9.37)%

Average Annual Total Returns

(as of December 31, 2019)

	Inception Date	One Year	Five Years	Since Inception
Class A Return Before Taxes	4/30/10	8.53%	(0.54)%	(1.34)%
Return after Taxes on Distributions		1.37%	(3.48)%	(2.93)%
Return after Taxes on Distributions and Sale of Fund Shares		5.36%	(1.60)%	(1.62)%
Class C Return Before Taxes	4/30/10	14.53%	(0.03)%	(1.43)%
Institutional Class Shares Return Before Taxes	3/21/12	15.77%	0.93%	0.23%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		31.49%	11.70%	13.25%[1] 13.66%[2]
Credit Suisse Managed Futures Liquid Index (reflects no deduction for fees, expenses or taxes)		(4.56)%	(0.77)%	1.09%[1] 1.25%[2]
[1]	Since 4/30/10
[2]	Since 3/21/12

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns for Class C and Institutional Class shares will differ from those of Class A shares. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Management of the Fund

Investment Advisor. Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020

Purchase and Sale of Fund Shares

The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250. The minimum subsequent investment in Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, online at www.ArrowFunds.com, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE
PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE(S)

Fund	Investment Objective(s)
Arrow DWA Tactical: Income Fund	The Fund seeks income, and long-term capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity and fixed income markets.
Arrow DWA Tactical: Balanced Fund	The Fund seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation.
Arrow DWA Tactical: Macro Fund	The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.
Arrow Managed Futures Strategy Fund	The Fund seeks long-term capital appreciation and to achieve absolute returns.

Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Funds’ Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The following provides additional information regarding each Fund’s investment strategies described at the front of this Prospectus.

Arrow DWA Tactical: Income Fund

The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, and domestic corporate debt of any credit rating. In addition to the direct investments in U.S. government and corporate debt, the Fund will invest in swap agreements and other derivatives such as futures, options, and structured notes, as well as exchange traded funds (“ETFs”), and other investment companies including affiliated funds.

Arrow Investment Advisors, LLC (the “Advisor”) actively manages the Fund’s dynamic fixed income strategies. These strategies consider micro and macro market factors derived from analytical models taking US Treasury, credit, and high yield market trends into consideration. The Fund will invest in securities of a particular fixed income asset category when market trends of that category are positive or, conversely, sell, or use cash instruments when trends are unfavorable. The Fund also allocates a portion of its assets to fixed income securities for the purpose of generating income. The Advisor allocates the Fund’s portfolio across fixed income market segments (such as corporate) high yield debt securities, inflation protected bond instruments, convertible bonds, investment grade corporate bonds, emerging market debt, short term U.S. Treasury bonds and longer-term U.S. Treasury bonds (generally, 10-30 years). The Fund primarily invests, either directly, or indirectly through investments in ETFs and other investment companies (including affiliated funds), in fixed income securities. When appropriate, the Advisor may elect to invest in the underlying individual securities or futures.

Under normal circumstances, the Fund will invest:

•       From 0% to 45% of its assets in long term U.S. Treasury bonds;

•       From 0% to 85% of its assets in short term U.S. Treasury bonds;

•       From 0% to 20% of its assets in high yield debt securities;

•       From 0% to 25% of its assets in inflation protected bond instruments;

•       From 0% to 20% of its assets in convertible bonds;

•       From 0% to 20% of its assets in emerging market debt;

•       From 0% to 20% of its assets in investment grade corporate bonds;

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Tactical Fixed Income model (the “DWA Tactical Income model”), as well as the Advisor’s proprietary methodology. The DWA Tactical Income model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Tactical Income model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Tactical Income model. The Fund invests in securities without restriction as to capitalization or credit quality. The Fund will invest within specific market segments when its research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. Fund’s investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor, to be of comparable quality.

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The Advisor utilizes research to invest in (“hold long”) those assets expected to outperform their asset class, and sell all or part of an asset expected to underperform their asset class. This portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility. The Advisor may also invest in cash and cash equivalents (“neutral”) when those assets are expected to outperform other asset classes. The Advisor may generate income with hedging techniques on fixed income securities being held when trends for that market segment are unfavorable. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Arrow DWA Tactical: Balanced Fund

The Fund primarily invests, either directly or indirectly through investments in ETFs or other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes, debentures, and bond futures; and defines alternative assets to include currency; options on currency; equity and commodity futures; derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to managed futures programs employed by limited partnerships, corporations operating as investment funds, and limited liability companies (“Underlying Funds”); commodities; master limited partnerships (“MLPs”); and real estate-related securities. The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “DWA Balanced Subsidiary”). The DWA Balanced Subsidiary will invest primarily in long commodity futures and options, Underlying Funds, and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Balanced Subsidiary’s derivative positions. When viewed on a consolidated basis, the DWA Balanced Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Balanced Subsidiary for purposes of financial statements, leverage and concentration.

The Advisor allocates the Fund’s portfolio among four market segments:

•	U.S. Equity, including sectors such as consumer goods, energy and healthcare as well as styles such as large cap growth and small cap value;
•	International Equity, including developed market countries such as Japan and emerging market countries such as Malaysia;
•	Fixed Income, such as U.S. Treasury or corporate bonds of any credit quality; and
•	Alternative Assets, such as commodities, futures, swaps, MLPs and real estate.

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Balanced investment model (the “DWA Balanced model”), as well as the Advisor’s proprietary methodology. The DWA Balanced model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Balanced model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Balanced model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

To maintain a balanced portfolio, the Fund will, under normal circumstances, invest:

•	from 25% to 70% in equity securities, including international and domestic equity securities;
•	from 25% to 60% in fixed income securities of any maturity and credit quality; and
•	from 10% to 50% in alternative assets, including through the DWA Balanced Subsidiary.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may be heavily invested in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of its investment objective and the Fund’s investments in fixed income securities are intended to achieve the capital preservation component of its investment objective. Under normal circumstances, the Advisor expects that the Fund will invest a combined minimum of 35% in fixed income securities and in alternative investments. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Arrow DWA Tactical: Balanced Fund Subsidiary

The Fund will invest up to 25% of its total assets in the DWA Balanced Subsidiary. The DWA Balanced Subsidiary will invest primarily in commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the subsidiary’s derivative positions.

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By investing in commodities indirectly through the DWA Balanced Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the DWA Balanced Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The IRS has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the DWA Balanced Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its DWA Balanced Subsidiary. For that reason, references to the Fund may also include the DWA Balanced Subsidiary. When viewed on a consolidated basis, the DWA Balanced Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the DWA Balanced Subsidiary and does not make recommendations or representations with respect to the Fund or the DWA Balanced Subsidiary. Other than reviewing the description of the DWA Balanced model, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow DWA Tactical: Macro Fund

The Fund primarily invests, either directly or indirectly through investments in ETFs and other investment companies (including affiliated funds), in (i) equity securities, (ii) fixed income securities, or (iii) alternative assets. The Fund defines equity securities to include common and preferred stocks; and defines fixed income securities to include bonds, notes and debentures; and defines alternative assets to include currency, options on currency, equity and commodity futures, commodities, MLPs and real estate-related securities. When appropriate, the Advisor may elect to invest in the underlying securities of a particular ETF. The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “DWA Tactical Subsidiary”). The DWA Tactical Subsidiary will invest primarily in long commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the DWA Tactical Subsidiary’s derivative positions. When viewed on a consolidated basis, the DWA Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the DWA Tactical Subsidiary for purposes of financial statements, leverage and concentration.

Under normal circumstances, the Fund will invest:

•	From 0% to 100% of its assets in domestic and international (including emerging markets) equity securities;
•	From 0% to 100% of its assets in fixed income securities of any maturity and credit quality; and
•	From 0% up to 90% of its assets in alternative assets, including through the DWA Tactical Subsidiary.

The Advisor allocates the Fund’s portfolio using research from DWA, which comes from the DWA Global Macro model, as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

The Fund will invest within specific market segments when the research indicates a high probability that the applicable market segments are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment when the research indicates that such markets are likely to underperform the applicable universe. The Fund may invest heavily in fixed-income securities, cash positions and similar securities when the research indicates these assets should significantly outperform the equity and/or alternative market segments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities, MLPs or real estate. In order to gain inverse exposure to the equity markets, the Fund may use the derivatives and futures described above. The Fund also may use currency futures.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund invests in fixed income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives.

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Arrow DWA Tactical: Macro Fund Subsidiary

The Fund will invest up to 25% of its total assets in the DWA Tactical Subsidiary. The DWA Tactical Subsidiary will invest primarily in commodity futures and options, as well as fixed income securities and other investments intended to serve as margin or collateral for the subsidiary’s derivative positions.

By investing in commodities indirectly through the DWA Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the DWA Tactical Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The IRS has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position.

To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code. Because the Fund may invest a substantial portion of its assets in the DWA Tactical Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its DWA Tactical Subsidiary. For that reason, references to the Fund may also include the DWA Tactical Subsidiary.

When viewed on a consolidated basis, the DWA Tactical Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the DWA Tactical Subsidiary and does not make recommendations or representations with respect to the Fund or the DWA Tactical Subsidiary. Other than reviewing the description of the DWA Global Macro, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow Managed Futures Strategy Fund

The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy.

The managed futures strategy generates capital appreciation by investing in Underlying Funds and in derivative instruments, such as swap contracts, structured notes or other securities or derivatives that provide exposure to the WMA Program. Dunn was founded in 1974 and started to implement the WMA Program in 1984. The WMA Program uses quantitative modeling to develop and maintain systematic trading strategies driven by data across financial (such as foreign and domestic equity and debt futures and foreign currency futures) and commodity markets. The WMA Program was designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes. The WMA Program is constructed to identify price trends (both up and down) in physical commodities and financial futures markets. The WMA Program allocates assets across a blend of financial and commodity futures (including, interest rates, equity indices, and currencies, and physical commodities, such as, energy, metals and agriculture). The financial futures and physical commodity components are positioned either long, flat or short based on the systematic trading strategy. A future is a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. The WMA Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

The Fund executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Arrow MFT Subsidiary”). The Arrow MFT Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Arrow MFT Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. To the extent the Advisor is utilizing derivatives to gain exposure to the WMA Program, it is anticipated that the Fund will use a Swap, which is a type of derivative instrument based on an Underlying Asset, designed to replicate the aggregate returns of the WMA Program.

The Swap is based on a notional amount agreed upon by the Advisor and the counterparty. The Advisor may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap. Generally, the fees and expenses of the Swap are based on the notional value. The Underlying Asset is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers. Fees paid to the counterparty of the Swap, and the management fees, performance fees, and expenses of the Underlying Funds are embedded in the return of the Swap and represent an indirect cost of investing in the Fund. Generally, the Swap counterparties charge 0.60% of the notional value of the Swap, and the performance fees of the Underlying Asset, which are paid to the CTA, range up to 25% of the net new trading profits.

Prospective investors should note that Dunn is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Arrow MFT Subsidiary and does not make recommendations or representations with respect to the Fund or the Arrow MFT Subsidiary. Other than reviewing the description of the WMA Program, Dunn has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

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Prospective investors will not be investing their funds with Dunn, will not have voting rights or a direct interest in any Dunn fund, and will have no standing or recourse against Dunn with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the WMA Program through one or more trading companies that employ the WMA Program and/or derivative instruments such as swap agreements that provide exposure to the WMA Program, neither the Fund nor the Arrow MFT Subsidiary will have a direct interest in any Dunn fund.

The Fund executes its fixed income strategy primarily by investing in U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund’s fixed income strategy is primarily used to collateralize its derivative positions. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

Arrow Managed Futures Strategy Fund Subsidiary

The Fund will invest up to 25% of its total assets the Arrow MFT Subsidiary. The Arrow MFT Subsidiary will invest primarily in (long and short) commodity and financial futures, options and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Arrow MFT Subsidiary’s derivative positions. Consequently, the Fund will be investing derivatives, albeit indirectly.

By investing in commodities indirectly through the Arrow MFT Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Investment in the Arrow MFT Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Arrow MFT Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Fund is relying on a private letter ruling from the Internal Revenue Service, which indicates that income from the Fund’s investment in the Arrow MFT Subsidiary will constitute “qualifying income” for purposes of Subchapter M.

Because the Fund may invest a substantial portion of its assets in the Arrow MFT Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Arrow MFT Subsidiary. For that reason, references to the Fund may also include the Arrow MFT Subsidiary. When viewed on a consolidated basis, the Arrow MFT Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

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PRINCIPAL INVESTMENT RISKS

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

Risk	Arrow DWA Tactical: Income Fund	Arrow DWA Tactical: Balanced Fund	Arrow DWA Tactical: Macro Fund	Arrow Managed Futures Strategy Fund
Affiliated Investment Company	X	X	X	X
Commodity		X	X	X
Counterparty	X	X		X
Credit	X	X	X	X
Derivatives	X			X
Emerging Market		X	X
ETF	X	X	X	X
Fixed Income	X	X	X	X
Foreign Currency				X
Foreign Investments		X	X	X
Futures	X	X	X	X
Government Securities	X			X
Issuer-Specific	X	X	X	X
Junk Bonds	X	X	X
Leverage	X	X	X	X
Management	X	X	X	X
Market	X	X	X	X
MLP		X	X
Options	X	X	X	X
Other Investment Company	X			X
Portfolio Turnover	X	X	X	X
Real Estate		X	X
Regulatory	X	X	X	X
Repurchase Agreement				X
Sector	X	X	X
Short Position		X		X
Small and Medium Capitalization		X	X
Structured Note				X
Swap	X			X
Taxation		X	X	X
Volatility				X
Wholly-Owned Subsidiary		X	X	X

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds.
•	Commodity Risk: The Funds exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
•	Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Advisor to present acceptable credit risk.
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•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.
In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
•	Derivatives Risk: The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

•	ETF Risk: The Fund invests primarily in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:
o	ETF Strategies: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
o	Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
o	Risk Related to ETF Net Asset Value and Market Price: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Alternative Assets Risk: Each Fund’s investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests. REIT ETFs are subject to the risks inherent in real estate investing, such as property value fluctuations.
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o	Foreign Exposure: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although a Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that cause the Fund to be exposed to some degree to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
o	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
o	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
o	Expense Risk: The Fund invests in ETFs and other Underlying Funds. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.
o	Additional ETF and Underlying Fund Risk: The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating their investments in the manner the Advisor considers optimal. The Fund intends to purchase ETFs and other Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund.
•	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
•	Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
o	Counterparty Credit Risk: Credit risk exists whenever the Fund enters into a foreign exchange contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
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o	Short Position Risk: The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.
•	Foreign Investment Risk: Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and “Freddie Mac”, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and “Fannie Mae” are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.
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•	Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.
•	Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets. The Advisor’s objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the individual securities in which each Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in each Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Funds’ investment.
o	Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. The Fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.
•	MLP Risk: Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	MLP Tax Risk: MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Options Risk: There are risks associated with the sale and purchase of options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
•	Other Investment Company Risk: The Fund invests in other mutual funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in those other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the other mutual funds in addition to the Fund’s direct fees and expenses. The additional risks of investing in other mutual funds are described below:
o	Strategies Risk: Each other mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.
o	Additional Risk: The strategy of investing in other mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Advisor considers optimal.
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•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Real Estate Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Repurchase Agreement Risk: A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
•	Sector Risk: Another area of risk involves the potential focus of a Fund’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may invest, directly or indirectly, will vary.
•	Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increases, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instrument or security rises and it costs more to replace or cover. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. In addition, any gain on a short position is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the Fund may be required to pay with respect to the securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of a borrowed security may require the Fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.
•	Structured Note Risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. There may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.
•	Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.
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The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The Fund is also subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•	Taxation Risk: By investing in commodities indirectly through a subsidiary, each Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Each subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because each subsidiary is a controlled foreign corporation any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Form 1099s as such.
•	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
•	Wholly-Owned Subsidiary Risk: Each subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in a subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its subsidiary, and the Fund and its subsidiary are both managed by the Advisor, making it unlikely that a subsidiary will take action contrary to the interests of a Fund or its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including investment in a subsidiary, and each Fund’s role as the sole shareholder of its subsidiary. Also, the Advisor, in managing a subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of each respective Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its subsidiary, respectively, are organized, could result in the inability of the Fund and/or subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the subsidiaries. If Cayman Islands law changes such that a subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each of the Funds may invest 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve investment objectives will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because the Funds would bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”) which is available at www.ArrowFunds.com.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for each Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT OF THE FUNDS

Investment Advisor

Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of each Fund’s business affairs. The Advisor is responsible for selecting the Funds’ investments according to the Funds’ investment objectives, policies and restrictions. The Advisor was established in February 2006. The Advisor has approximately $331 million in assets under management as of July 31, 2020. The Advisor has been managing the Funds since their inceptions.

Fund	Contractual Advisory Fee	Advisory Fee Received For the Fiscal Year ended 7/31/20
Arrow DWA Tactical: Income Fund	0.75%	0.74%
Arrow DWA Tactical: Balanced Fund	0.90%	0.98%
Arrow DWA Tactical: Macro Fund	0.90%	1.00%
Arrow Managed Futures Strategy Fund	0.85%	0.83%

A discussion regarding the basis for the Board of Trustees’ approval or renewal of the Investment Advisory Agreement for each Fund is available in the Funds’ Semi-Annual Report for the period ended January 31, 2020.

In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Portfolio Managers

Joseph Barrato

Chief Executive Officer

Joseph Barrato has been a portfolio manager for the Arrow DWA Tactical: Income Fund, Arrow Managed Futures Strategy Fund, Arrow DWA Tactical: Balanced Fund, and Arrow DWA Tactical: Macro Fund since July 2014. Joseph Barrato is a founding member of Arrow Investment Advisors, LLC. He has over 25 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor’s degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer has been a portfolio manager for the Arrow DWA Tactical: Income Fund, Arrow Managed Futures Strategy Fund, Arrow DWA Tactical: Balanced Fund, and Arrow DWA Tactical: Macro Fund since July 2014. Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served as the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in business administration from the University of North Carolina-Wilmington.

Amit Gutt

Portfolio Manager

Amit Gutt, CFA has been a portfolio manager for the Arrow DWA Tactical: Income Fund, Arrow Managed Futures Strategy Fund, Arrow DWA Tactical: Balanced Fund, and Arrow DWA Tactical: Macro Fund since December 2020. Amit joined Arrow Investment Advisors, LLC in August 2014 as an Investment Strategist. He is responsible for performing quantitative research, portfolio management and trading across multiple asset classes. Prior to joining Arrow, Amit worked in emerging markets equity research at KAUST Investment Management, a multi-billion dollar endowment, and at the United States Department of Commerce. Amit holds a B.S. in Financial Economics from University of Maryland Baltimore County, a Master of Arts in Applied Economics from Johns Hopkins University and an MBA in Finance from the NYU Stern School of Business. Amit is also a CFA charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the portfolio manager’s ownership in each Fund they manage.

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Investment Subsidiaries

Each of the Funds, except the Arrow DWA Tactical: Income Fund, may invest up to 25% of its total assets in a Fund-specific separate wholly-owned subsidiary. Each subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective subsidiary. It is not currently expected that shares of any subsidiary will be sold or offered to other investors. If, at any time, a subsidiary proposes to offer or sell its shares to any investor other than its respective Fund, the respective Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Funds, the Advisor is responsible for each subsidiary’s day-today business pursuant to an investment advisory agreement with each subsidiary. Under each agreement, the Advisor provides the subsidiary with the same type of management services, under the same terms, as are provided to the respective Fund. The advisory agreement of each subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.

Each Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the respective subsidiary. This undertaking will continue in effect for so long as a Fund invests in a subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Fund’s Board of Trustees for such termination.

Each subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and accounting services that it receives. The Funds expect that the expenses borne by each subsidiary will not be material in relation to the value of the respective Fund’s assets. It is also anticipated that each Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and a subsidiary will not be material.

Each subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the respective Fund. As a result, the Advisor (when viewing each subsidiary and its respective Fund on a consolidated basis) is subject to the same investment policies and restrictions that apply to the management of each Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of a subsidiary’s portfolio investments and shares of the subsidiary. These policies and restrictions are described in detail in the Funds’ SAI. The Trust’s Chief Compliance Officer oversees implementation of each subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each subsidiary’s compliance with its policies and procedures.

The financial statements of a subsidiary will be consolidated in the respective Fund’s financial statements which are included in the Fund’s annual and semi-annual reports. Each Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of each subsidiary.

INFORMATION ABOUT SHARES

How Shares are Priced

The Funds’ net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day the NYSE is open (the “Valuation Time”). NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Funds, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Funds for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. All valuations are subject to review by the Trust’s Board or its delegate.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the current bid price on such exchange. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the current bid price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.

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Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAV of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Funds, except the Arrow DWA Tactical: Income Fund, may each invest up to 25% of its total assets in shares of a subsidiary. The subsidiaries price portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the respective Fund. The subsidiaries offer to redeem all or a portion of its shares at the current net asset value per share every day the respective Fund is open for business. The value of shares of a subsidiary will fluctuate with the value of the subsidiary’s portfolio investments.

Share Classes

This Prospectus describes three classes of shares offered by each Fund. The main differences between each class are investment minimums, sales charges and ongoing fees. For information on ongoing distribution fees, see Distribution Fees on page 45 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Funds represents interest in the same portfolio of investments in the Funds. All share classes may not be available in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions and exchanges of Class A shares of one Fund for Class A shares of another Fund. The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

Archer Distributors, LLC (the “Distributor”) may pay broker-dealers a commission on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of any Funds’ Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Distributor in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares of Arrow Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
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•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Funds, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.

The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Funds within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Funds at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Funds that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

Shareholders purchasing Fund shares through certain platforms or accounts are eligible only for the load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts on purchases of Class A shares for certain types of investors, as described in Appendix A under “Merrill Lynch Platform Purchases”, “Morgan Stanley Wealth Management Purchases”, “Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”) Purchases”, “Janney Montgomery Scott LLC Purchases”, “Oppenheimer & Co. Inc. Purchases”, and “Robert W. Baird & Co. Purchases” and including the below categories of investors which may differ from those disclosed elsewhere in this prospectus or SAI.

•	Current and retired directors and officers of a Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.
•	Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Funds is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Arrow Fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

The Funds have adopted a Distribution Plan, pursuant to which each Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class A shares, as described below under Distribution Fees.

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Class C Shares

Class C shares of the Funds, formerly known as Advisor Class shares, are sold at NAV without an initial sales charge. This means that 100% of your investment is placed into shares of the Funds. Class C shares of the Funds are not subject to a CDSC. The Funds have adopted a Distribution Plan, pursuant to which each Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 1.00% of the Fund’s average daily net assets attributable to Class C shares, as described below under Distribution Fees.

Automatic conversion of Class C shares

Beginning January 2, 2021, (the “Effective Date”), Class C Shares will automatically convert to Class A Shares approximately eight years after the date of purchase. Class C shares purchased eight years prior to the Effective Date will be converted into Class A shares. After the Effective Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day following the eight -year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the eight -year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur the business day following the eight-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion without any sales charge, fee or other charge in connection with such conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking or have the ability to track such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Class C shares to Class A shares will occur eight years after the Effective Date. The automatic conversion of Class C Shares to Class A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information. A shorter holding period may also apply depending on your intermediary.

Institutional Class Shares

Institutional Class shares of the Funds are sold at NAV without a sales charge. This means that 100% of your investment is placed into shares of the Funds. Institutional Class shares of the Funds are not subject to a CDSC and do not pay distribution or shareholder servicing fees under a Distribution Plan.

Factors to Consider When Choosing a Share Class

You should consider, investment minimums, as well as consider the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions

The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of the Funds by sending a completed application form to the following address:

via Regular/Overnight Mail Arrow Funds c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

The Funds reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. Make all checks payable to “Arrow Funds.” The Funds will not accept payment in credit cards, cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Redemptions of shares of the Funds purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

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After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number to the above address.

Note: Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-277-6933 for wiring instructions and to notify the Funds’ that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Funds account. Please contact the Funds at 1-877-277-6933 (1-877-ARROW-FD) for more information about the Funds’ Automatic Investment Plan.

Retirement Plans. You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-277-6933 (1-877-ARROW-FD) for the most current listing and appropriate disclosure documentation explaining how to open a retirement account.

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $5,000 ($2,000 for retirement accounts). The minimum subsequent investment is $250. For Class A and Class C shares, lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. The minimum subsequent investment for Class A and Class C shares may be waived upon request. The minimum initial investment in Institutional Class shares is $1,000,000. Subsequent investments in Institutional Class shares may be made in any amount. There is no minimum investment requirement when you are buying any class of shares by reinvesting dividends and distributions from the Funds. The Trust or the Distributor may lower or waive the minimum initial investment for certain investors at their discretion.

Eligibility for Institutional Class Shares

The Institutional Class shares of the Funds are offered primarily for the following types of investors:

•	Employee benefit plan programs;
•	Broker-dealer managed accounts or wrap programs that charge an asset based fee and invest in the Funds via omnibus accounts;
•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and invest in the Funds via omnibus accounts;
•	Internal Revenue Code Section 529 college savings plan accounts;
•	Funds of Funds advised by the Advisor or its affiliates; and
•	Funds of Funds advised by unaffiliated investment advisers

The investor eligibility requirements and account balance requirements for purchases of Institutional Class shares may be amended from time to time as reflected in the Trust’s then-current registration statement. In addition, members of the Board of Trustees of the Funds and each officer, director and employee of the Advisor and its affiliates may purchase Institutional Class shares without being subject to the $1 million minimum initial investment requirement. To obtain more information about exceptions to the minimum initial investment for Institutional Class shares, please call 1-877-277-6933 (1-877-ARROW-FD).

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When Your Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charge, if any) next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after the close of trading (usually 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase includes:

•      the name of the Fund

•      the dollar amount of shares to be purchased

•      a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•      a check payable to “Arrow Funds”

HOW TO REDEEM SHARES

Redeeming Shares

The Funds typically expect that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem your shares of the Funds on any day the Funds are open for business using any of the following methods:

Written Redemption Requests

You may redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Arrow Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100,

Elkhorn, Nebraska 68022-3474

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application, or you must instruct the Funds, in writing, to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call
1-877-277-6933 (1-877-ARROW-FD). IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, their Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the Transfer Agent or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redeeming through Broker

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions Through www.ArrowFunds.com

You may redeem your shares through the Funds’ website, at www.ArrowFunds.com. For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.ArrowFunds.com.

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Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $250 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-277-6933 (1-877-ARROW-FD).

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued at the Funds’ NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemption Orders are Processed

If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order”, as described below, will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	the request must identify your account number.
•	the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	if you request the redemption proceeds be sent to a person, bank or an address other than that of record, or be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You wish to change the bank or brokerage account that you have designated on your account;
•	You request a redemption to be made payable to a person not on record with the Funds;
•	You request that a redemption be mailed to an address other than that on record with the Funds;
•	The proceeds of a requested redemption exceed $100,000;
•	Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee

The Funds, with the exception of the Arrow DWA Tactical: Income Fund, will impose a 1.00% redemption fee on the redemption amount if you sell your shares within 30 days of purchase or shares held less than 30 days are redeemed for failure to maintain the Funds’ balance minimum.

See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
43

•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; or
•	Other types of redemptions as Arrow Investment Advisors or the Trust may determine in special situations and approved by the Trust’s or the Advisor’s Chief Compliance Officer.

Low Balances for Class A, Class C and Institutional Class Share Accounts

If at any time your account Class A, Class C or Institutional Class balance falls below the minimum investment amount, the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice that your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the minimum due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

EXCHANGING FUND SHARES

Exchange Privilege

Shares of an Arrow Fund may be exchanged without payment of any exchange fee for shares of another Arrow Fund of the same Class at their respective net asset values. You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. If you cease to satisfy the Institutional Class eligibility requirements, you may convert your Institutional Class shares to Class A shares or redeem your Institutional Class shares. You may exchange shares by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Arrow Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100,

Elkhorn, Nebraska 68022-3474

You also may exchange shares by calling 1-877-277-6933 (1-877-ARROW-FD). The Funds’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

For federal income tax purposes, an exchange of shares of an Arrow Fund for shares of another Arrow Fund of the same Class is treated as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange of shares of an Arrow Fund for shares of another Arrow Fund of the same Class.

Limitations on Exchanges

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.” Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

TRANSACTIONS THROUGH WWW.ARROWFUNDS.COM

You may purchase subsequent shares and redeem Fund shares through the Funds’ website, at www.ArrowFunds.com. To establish internet transaction privileges you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a User’s Agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the website you must also have ACH instructions on your account. Shares from an account in any of the Funds’ tax sheltered retirement plans cannot be redeemed through the Fund’s website.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that trading information will be completely secure.

44

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their Transfer Agent, Distributor, Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Arrow DWA Tactical: Balanced Fund and the Arrow DWA Tactical: Macro Fund intend to distribute substantially all of their net investment income at least annually and net capital gain annually. The Arrow Managed Futures Strategy Fund intends to distribute substantially all of its investment income at least quarterly and net capital gain annually. The Arrow DWA Tactical: Income Fund intends to distribute substantially all of its investment income at least monthly and net capital gain annually. The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary tax discussion is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;” and
•	Assessing a redemption fee for short-term trading with the exception of the Arrow DWA Tactical: Income Fund.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The redemption fee is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.

45

While the Funds will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee, with the exception of the Arrow DWA Tactical: Income Fund and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor

Archer Distributors, LLC, 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707 is an affiliate of the Advisor and serves as the distributor for the shares of the Funds. Archer Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees

The Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund pays the Distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively. Institutional Class shares do not have a Plan.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Distributor, its affiliates, and the Advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-277-6933 (1-877-ARROW-FD) between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ July 31, 2020 Annual Report, which is available upon request.

46

Arrow DWA Tactical: Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
Class A Shares	2020		2019	2018	2017	2016
Net asset value, beginning of year	$11.91		$12.84	$13.03	$12.88	$13.59
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (3)	0.04	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.25		0.00 (3)	0.71	0.13 (6)	(0.02)
Total from investment operations	1.25		0.04	0.74	0.15	(0.01)
Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.15)		—	—	—	—
Net realized gains	(0.09)		(0.97)	(0.93)	—	(0.70)
Total distributions	(0.24)		(0.97)	(0.93)	—	(0.70)
Net asset value, end of year	$12.92		$11.91	$12.84	$13.03	$12.88
Total return (2)	10.72%		1.22%	5.69%	1.16%	0.12%
Net assets, end of year (000s)	$25,289		$29,818	$38,242	$47,343	$69,000
Ratio of gross expenses to average net assets (4)(7)	1.83%		1.73%	1.60%	1.56%	1.55%
Ratio of net expenses to average net assets (4)	1.82%		1.72%	1.57%	1.51%	1.55%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.04)%		0.34%	0.19%	0.17%	0.70%
Portfolio Turnover Rate	124%		121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

47

Arrow DWA Tactical: Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.92	$11.95	$12.27	$12.22	$13.03
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.04)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.16	(0.02)	0.68	0.12 (6)	(0.03)
Total from investment operations	1.07	(0.06)	0.61	0.05	(0.11)
Paid-in-capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	(0.09)	(0.97)	(0.93)	—	(0.70)
Total distributions	(0.10)	(0.97)	(0.93)	—	(0.70)
Net asset value, end of year (000s)	$11.89	$10.92	$11.95	$12.27	$12.22
Total return (2)	9.87%	0.43%	4.95%	0.41%	(0.67)%
Net assets, end of year	$18,613	$23,547	$42,837	$55,091	$81,689
Ratio of gross expenses to average net assets (4)(7)	2.58%	2.48%	2.35%	2.31%	2.30%
Ratio of net expenses to average net assets (4)	2.57%	2.47%	2.32%	2.26%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.79)%	(0.35)%	(0.55)%	(0.57)%	(0.66)%
Portfolio Turnover Rate	124%	121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

48

Arrow DWA Tactical: Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.12	$13.02	$13.16	$12.98	$13.66
Activity from investment operations:
Net investment income (1)	0.03	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.27	(0.02)	0.73	0.13 (6)	(0.02)
Total from investment operations	1.30	0.07	0.79	0.18	0.02
Paid-in-capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less distributions from:
Net investment income	(0.18)	—	—	—	—
Net realized gains	(0.09)	(0.97)	(0.93)	—	(0.70)
Total distributions	(0.27)	(0.97)	(0.93)	—	(0.70)
Net asset value, end of year	$13.15	$12.12	$13.02	$13.16	$12.98
Total return (2)	11.02%	1.44%	6.02%	1.39%	0.35%
Net assets, end of year (000s)	$6,735	$10,707	$10,776	$14,699	$22,872
Ratio of gross expenses to average net assets (4)(7)	1.58%	1.48%	1.35%	1.31%	1.30%
Ratio of net expenses to average net assets (4)	1.57%	1.47%	1.32%	1.26%	1.30%
Ratio of net investment income to average net assets (4)(5)	0.27%	0.74%	0.44%	0.43%	0.31%
Portfolio Turnover Rate	124%	121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

49

Arrow DWA Tactical: Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.94	$10.77	$10.70	$10.41	$11.01
Activity from investment operations:
Net investment income (1)	0.01	0.02	0.00 (3)	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.20	(0.49)	1.07	0.54	(0.02)
Total from investment operations	0.21	(0.47)	1.07	0.60	0.01
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.09)	—	(0.01)	(0.17)	—
Net realized gains	(0.56)	(0.36)	(0.99)	(0.14)	(0.61)
Total distributions	(0.65)	(0.36)	(1.00)	(0.31)	(0.61)
Net asset value, end of year	$9.50	$9.94	$10.77	$10.70	$10.41
Total return (2)	2.03%	(3.93)%	10.23%	5.92%	0.42%
Net assets, end of year (000s)	$17,875	$25,373	$39,007	$39,848	$54,137
Ratio of gross expenses to average net assets (4)(6)	1.74%	1.61%	1.54%	1.58%	1.55%
Ratio of net expenses to average net assets (4)	1.74%	1.61%	1.54%	1.58%	1.55%
Ratio of net investment income to average net assets (4)(5)	0.07%	0.22%	0.01%	0.56%	0.30%
Portfolio Turnover Rate	147%	183%	108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

50

Arrow DWA Tactical: Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.20	$10.08	$10.13	$9.87	$10.55
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.05)	(0.08)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.19	(0.47)	1.02	0.51	(0.03)
Total from investment operations	0.13	(0.52)	0.94	0.49	(0.07)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.02)	—	—	(0.09)	—
Net realized gains	(0.56)	(0.36)	(0.99)	(0.14)	(0.61)
Total distributions	(0.58)	(0.36)	(0.99)	(0.23)	(0.61)
Net asset value, end of year	$8.75	$9.20	$10.08	$10.13	$9.87
Total return (2)	1.24%	(4.71)%	9.46%	5.15%	(0.34)%
Net assets, end of year (000s)	$21,539	$31,671	$46,510	$52,682	$61,576
Ratio of gross expenses to average net assets (4)(6)	2.49%	2.36%	2.29%	2.33%	2.30%
Ratio of net expenses to average net assets (4)	2.49%	2.36%	2.29%	2.33%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.67)%	(0.49)%	(0.80)%	(0.21)%	(0.40)%
Portfolio Turnover Rate	147%	183%	108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.
51

Arrow DWA Tactical: Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	July 31,	July 31,		July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019		2018	2017	2016
Net asset value, beginning of year	$10.01	$10.82		$10.75	$10.46	$11.03
Activity from investment operations:
Net investment income (1)	0.03	0.05		0.02	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.20	(0.50)		1.08	0.55	(0.03)
Total from investment operations	0.23	(0.45)		1.10	0.63	0.04
Paid-in-capital from redemption fees (5)	0.00	0.00		0.00	0.00	0.00
Less distributions from:
Net investment income	(0.12)	(0.00	) (5)	(0.04)	(0.20)	—
Net realized gains	(0.56)	(0.36)		(0.99)	(0.14)	(0.61)
Total distributions	(0.68)	(0.36)		(1.03)	(0.34)	(0.61)
Net asset value, end of year	$9.56	$10.01		$10.82	$10.75	$10.46
Total return (2)	2.23%	(3.69)%		10.47%	6.20%	0.70%
Net assets, end of year (000s)	$45,834	$63,635		$89,990	$93,955	$115,506
Ratio of gross expenses to average net assets (3)(6)	1.49%	1.36%		1.29%	1.33%	1.30%
Ratio of net expenses to average net assets (3)	1.49%	1.36%		1.29%	1.33%	1.30%
Ratio of net investment income to average net assets (3)(4)	0.34%	0.51%		0.22%	0.77%	0.64%
Portfolio Turnover Rate	147%	183%		108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.
52

Arrow DWA Tactical: Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Class A Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.64	$7.89	$8.80	$8.89	$8.19
Activity from investment operations:
Net investment income (loss) (1)	(0.02)	0.20	0.17	0.17	0.03
Net realized and unrealized gain (loss) on investments	(1.20)	(0.28)	(0.27)	0.14	0.71
Total from investment operations	(1.22)	(0.08)	(0.10)	0.31	0.74
Paid-in-capital from redemption fees	—	—	—	—	0.00 (4)
Less distributions from:
Net investment income	(0.43)	(0.17)	(0.17)	(0.37)	(0.04)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.08)	—	—
Total distributions	(0.43)	(0.17)	(0.81)	(0.40)	(0.04)
Net asset value, end of year	$5.99	$7.64	$7.89	$8.80	$8.89
Total return (2)	(17.13)%	(1.08)%	(1.09)%	3.39%	9.10%
Net assets, end of year (000s)	$706	$1,561	$2,528	$9,075	$14,835
Ratio of gross expenses to average net assets (3)(5)	2.62%	1.75%	1.58%	1.33%	1.26%
Ratio of net expenses to average net assets (5)	2.60%	1.72%	1.54%	1.32%	1.26%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.29)%	2.52%	2.08%	1.87%	0.38%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

53

Arrow DWA Tactical: Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Class C Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.25	$7.50	$8.41	$8.52	$7.89
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	0.13	0.10	0.11	(0.03)
Net realized and unrealized gain (loss) on investments	(1.14)	(0.26)	(0.26)	0.11	0.68
Total from investment operations	(1.21)	(0.13)	(0.16)	0.22	0.65
Less distributions from:
Net investment income	(0.39)	(0.12)	(0.14)	(0.30)	(0.02)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.05)	—	—
Total distributions	(0.39)	(0.12)	(0.75)	(0.33)	(0.02)
Net asset value, end of year	$5.65	$7.25	$7.50	$8.41	$8.52
Total return (2)	(17.77)%	(1.72)%	(1.81)%	2.58%	8.30%
Net assets, end of year (000s)	$821	$1,304	$1,601	$2,514	$2,277
Ratio of gross expenses to average net assets (3)(4)	3.37%	2.50%	2.33%	2.08%	2.01%
Ratio of net expenses to average net assets (4)	3.35%	2.47%	2.29%	2.07%	2.01%
Ratio of net investment income (loss) to average net assets (4)(5)	(1.13)%	1.73%	1.32%	1.35%	(0.34)%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

54

Arrow DWA Tactical: Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Institutional Class Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.72	$7.97	$8.87	$8.96	$8.25
Activity from investment operations:
Net investment income (1)	0.05	0.22	0.20	0.19	0.07
Net realized and unrealized gain (loss) on investments	(1.26)	(0.28)	(0.27)	0.14	0.69
Total from investment operations	(1.21)	(0.06)	(0.07)	0.33	0.76
Paid-in-capital from redemption fees	—	—	—	—	0.00 (3)
Less distributions from:
Net investment income	(0.44)	(0.19)	(0.18)	(0.39)	(0.05)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.09)	—	—
Total distributions	(0.44)	(0.19)	(0.83)	(0.42)	(0.05)
Net asset value, end of year	$6.07	$7.72	$7.97	$8.87	$8.96
Total return (2)	(16.83)%	(0.82)%	(0.69)%	3.63%	9.24%
Net assets, end of year (000s)	$1,472	$16,367	$26,135	$110,676	$147,039
Ratio of gross expenses to average net assets (4)(6)	2.37%	1.50%	1.33%	1.08%	1.01%
Ratio of net expenses to average net assets (4)	2.35%	1.47%	1.29%	1.07%	1.01%
Ratio of net investment income to average net assets (4)(5)	0.72%	2.81%	2.40%	2.08%	0.81%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.
55

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
Class A Shares	2020		2019	2018	2017	2016
Net asset value, beginning of year	$7.37		$7.62	$7.23	$9.64	$9.12
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (4)	0.06	(0.01)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.71)		0.73	0.58	(1.64)	0.74
Total from investment operations	(0.71)		0.79	0.57	(1.71)	0.63
Paid-in-capital from redemption fees (4)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.72)		(1.04)	(0.18)	(0.70)	(0.11)
Total distributions	(0.72)		(1.04)	(0.18)	(0.70)	(0.11)
Net asset value, end of year	$5.94		$7.37	$7.62	$7.23	$9.64
Total return (2)	(11.47)%		12.80%	7.64%	(18.10)%	5.70%
Net assets, end of year (000s)	$7,415		$12,524	$25,422	$49,728	$45,618
Ratio of gross expenses to average net assets (3)(5)	1.53%		1.47%	1.40%	1.37%	1.40%
Ratio of net expenses to average net assets (5)	1.51%		1.43%	1.38%	1.37%	1.40%
Ratio of net investment income (loss) to average net assets (5)(6)	0.02%		0.91%	(0.12)%	(0.88)%	(1.20)%
Portfolio Turnover Rate	11%		3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

56

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.02	$7.28	$6.92	$9.29	$8.80
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	0.01	(0.06)	(0.13)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.67)	0.70	0.56	(1.57)	0.74
Total from investment operations	(0.71)	0.71	0.50	(1.70)	0.55
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.70)	(0.97)	(0.14)	(0.67)	(0.06)
Total distributions	(0.70)	(0.97)	(0.14)	(0.67)	(0.06)
Net asset value, end of year	$5.61	$7.02	$7.28	$6.92	$9.29
Total return (2)	(12.07)%	11.97%	6.92%	(18.66)%	5.57%
Net assets, end of year (000s)	$2,379	$4,356	$5,607	$5,272	$5,215
Ratio of gross expenses to average net assets (3)(5)	2.28%	2.22%	2.15%	2.12%	2.15%
Ratio of net expenses to average net assets (5)	2.26%	2.18%	2.13%	2.12%	2.15%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.70)%	0.10%	(0.83)%	(1.64)%	(1.95)%
Portfolio Turnover Rate	11%	3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

57

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.44	$7.72	$7.32	$9.74	$9.21
Activity from investment operations:
Net investment income (loss) (1)	0.02	0.07	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.72)	0.75	0.59	(1.66)	0.75
Total from investment operations	(0.70)	0.82	0.60	(1.71)	0.66
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.73)	(1.10)	(0.20)	(0.71)	(0.13)
Total distributions	(0.73)	(1.10)	(0.20)	(0.71)	(0.13)
Net asset value, end of year	$6.01	$7.44	$7.72	$7.32	$9.74
Total return (2)	(11.23)%	13.12%	7.88%	(17.94)%	5.75%
Net assets, end of year (000s)	$74,005	$110,610	$79,783	$67,565	$64,046
Ratio of gross expenses to average net assets (4)(5)	1.28%	1.21%	1.15%	1.12%	1.15%
Ratio of net expenses to average net assets (5)	1.26%	1.18%	1.13%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets (5)(6)	0.26%	1.03%	0.18%	(0.65)%	(0.95)%
Portfolio Turnover Rate	11%	3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

58

PRIVACY NOTICE

Rev. November 2011

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

59

PRIVACY NOTICE

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Arrow Investments Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Arrow Investments Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Arrow Investments Trust doesn’t jointly market.
60

Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts.  For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. The following descriptions of sales charge waivers and discounts for particular financial intermediaries and class(es) of shares are reproduced based on information provided by the applicable financial intermediary that the intermediary has represented is current with respect to sales charge waivers or discounts in effect.  These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries.  Neither the Funds, the Advisor, nor the Distributor supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts.

In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Merrill Lynch Platform Purchases

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Shareholders purchasing a Fund’s shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or statement of additional information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Funds’ investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

A-1

CDSC Waivers on Class C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Oppenheimer & Co. Inc. Purchases

Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Shares Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through a OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members
  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

  Shares Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
A-2

  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Morgan Stanley Wealth Management Purchases

Shareholders purchasing a Fund’s shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from those disclosed elsewhere in this prospectus or statement of additional information.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) Purchases

Shareholders purchasing Fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and /or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at NAV to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
A-3

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney. Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Purchases

As of June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account are only eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
  Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
  Shares purchased using the proceeds of redemptions from the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
  A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
A-4

  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C Shares Available at Baird

  Shares sold due to death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
  Shares bought due to returns of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
  Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

  Breakpoints as described in this prospectus.
  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
A-5

ARROW FUNDS

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Dr., Suite 100 Laurel, MD 20707
Distributor	Archer Distributors, LLC 6100 Chevy Chase Dr., Suite 100 Laurel, MD 20707
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103
Custodian	MUFG Union Bank, National Association MUFG Union Bank, N.A. Main Banking Office 350 California Street, 1st Floor San Francisco, CA, 94104

Additional information about the Funds, including the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings, is included in the SAI dated December 1, 2020. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.

To obtain a free copy of the SAI, the Annual Report, the Semi-Annual Report, to request other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-277-6933 or visit the Funds’ website, at www.ArrowFunds.com. You may also write to:

Arrow Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at, www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22638

ARROW DWA Tactical: Macro ETF

(Formerly known as Arrow DWA Tactical ETF)

DWAT

ARROW DWA Tactical: International ETF

(Formerly known as Arrow DWA Country Rotation ETF)

DWCR

Each a series of Arrow Investments Trust

PROSPECTUS

December 1, 2020

1-877-277-6933

(1-877-ARROW-FD)

www.ArrowFunds.com

This Prospectus provides important information about the above listed Arrow Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Arrow DWA Tactical: Macro ETF and Arrow DWA Tactical: International ETF are listed and traded on the Nasdaq Stock Market, LLC (the “Exchange”).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Arrow Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Arrow Funds’ website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Arrow Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank). You may also elect to receive all future reports in paper free of charge

Table of Contents

FUND SUMMARY – ARROW DWA TACTICAL: MACRO ETF	1
FUND SUMMARY – ARROW DWA TACTICAL: INTERNATIONAL ETF	7
ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES AND RISKS	12
Investment Objective(s)	12
Principal Investment Strategies	12
Principal Investment Risks	14
Portfolio Holdings Disclosure	20
MANAGEMENT OF THE FUNDS	20
Investment Advisor	20
Portfolio Managers	21
Investment Subsidiary	21
NET ASSET VALUE	22
PREMIUM/DISCOUNT INFORMATION	23
HOW TO BUY AND SELL SHARES	23
Share Trading Prices	23
Book Entry	23
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	24
DISTRIBUTION AND SERVICE PLAN	24
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	24
FUND SERVICE PROVIDERS	25
OTHER INFORMATION	26
Investments by Investment Companies	26
Continous Offering	26
Householding	26
FINANCIAL HIGHLIGHTS	26
PRIVACY POLICY	29

Fund Summary – Arrow DWA Tactical: MACRO ETF

Investment Objective

The Arrow DWA Tactical: Macro ETF (the “Fund”) seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. Investors may pay brokerage commissions on their purchases and sales of shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.38%
Acquired Fund Fees and Expenses (2)	0.26%
Total Annual Fund Operating Expenses	2.54%
Fee Waiver (3)	(0.98)%
Total Annual Fund Operating Expenses After Fee Waiver	1.56%
(1)	Restated.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	Arrow Investment Advisors, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set-up fees and extraordinary expenses such as litigation) do not exceed 1.40% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$159	$697	$1,262	$2,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in other exchange traded funds (“ETFs”) that invest primarily in domestic and foreign (including emerging markets) (i) equity securities of any market capitalization, (ii) fixed-income securities of any credit quality, or (iii) alternative assets. In addition, the Fund may invest in commodity futures through a wholly-owned and controlled Cayman subsidiary (the “Tactical Subsidiary”). The Fund defines equity securities to be exchange traded common and preferred stocks; defines fixed-income securities to be bonds, notes, debentures or similar instruments; and defines alternative assets to be investments that are historically uncorrelated to either equity or fixed income investments, which are commodity futures, commodities, exchange traded master limited partnerships (“MLPs”) and real estate-related securities, which include foreign and domestic exchange traded real estate investment trusts (“REITs”), exchange traded real estate operating companies (“REOCs”) or similar instruments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The Fund is a “fund of funds,” which means that it primarily invests in ETFs; however, when appropriate, the Advisor may elect to invest directly in the types of securities described above (other than commodities). The Fund may also invest in other investment companies (including affiliated funds).

1

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

Under normal market conditions, the Fund invests:

  From 0% to 100% of its assets in ETFs that invest in equity securities;
  From 0% to 100% of its assets in ETFs that invest in fixed-income securities; and
  From 0% up to 90% of its assets in ETFs that invest in alternative assets.

The Fund may invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary invests primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. When viewed on a consolidated basis, the Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund consolidates the Tactical Subsidiary for purposes of financial statements, leverage and concentration. The Advisor is solely responsible for managing the assets of the Tactical Subsidiary.

The Fund invests in ETFs within specific asset classes when the research provided by DWA indicates a high probability that the applicable asset classes and ETFs are likely to outperform the applicable universe. The Fund sells interests or reduces investment exposure among an asset class or ETF when the research provided by DWA indicates that such asset class or ETF is likely to underperform the applicable universe. The Fund may invest more heavily in fixed-income ETFs, cash positions and similar securities when the research provided by DWA indicates these assets should significantly outperform the equity and/or alternative asset classes.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund may invest in fixed-income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed-income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives. The Fund does not invest in options or swaps.

Principal Investment Risks

As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value, price of shares, and performance. The following describes the risks the Fund bears with respect to its direct investments as well as indirectly through investments in ETFs and the Tactical Subsidiary. As with any fund, there is no guarantee that the Fund will achieve its objective.

•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are more risky than a money market fund.
•	Commodity Risk: ETFs investing in the commodities markets and investments in the Tactical Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Emerging Markets Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
•	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

2

•	ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Not Individually Redeemable. Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit..
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants (“Authorized Participants”) that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	ETF Investment Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Foreign Investment Risk: Although the Fund does not invest in the securities of foreign companies directly other than the Tactical Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Management Risk: The Advisor’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
3

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
•	In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
•	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
•	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
•	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of the Fund that does not focus in a particular sector.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Taxation Risk: By investing in commodities indirectly through the Tactical Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Tactical Subsidiary is a controlled foreign corporation, any income received from the Tactical Subsidiary is passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The Tactical Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Tactical Subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Tactical Subsidiary.

Fund Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and supplementary indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and daily NAV per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

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Total Return

(Year ended December 31):

Best Quarter	3/31/2019	9.58%
Worst Quarter	12/31/2018	(18.70)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020 was (1.33)%.

Average Annual Total Returns

(as of December 31, 2019)

	One Year	Five Years	Since Inception*
Return Before Taxes	17.25%	3.66%	4.79%
Return after Taxes on Distributions	16.42%	3.11%	4.23%
Return after Taxes on Distributions and Sale of Fund Shares	10.75%	2.75%	3.63%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.42%
Bloomberg Barclays Aggregate Bond Index(2)	8.72%	3.05%	3.15%
Morningstar Global Flexible Allocation EW Index(3)	14.50%	3.95%	3.82%
PCM Global Macro Index(4)	(1.59)%	0.60%	0.42%
Wilshire Liquid Alternative Global Macro Index(5)	4.34%	(0.52)%	0.01%
*	Commencement of trading was September 30, 2014
(1)	The S&P 500 is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
(2)	The Bloomberg Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.
(3)	The Morningstar Global Flexible EW Index offers exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.
(4)	The PCM Global Macro Index is an actively managed quantitative index that has an absolute, total-return approach which offers exposure to broad based equities, fixed income, currencies and commodities.
(5)	The Wilshire Liquid Alternative Global Macro Index measures the performance of the global macro strategy component of the Wilshire Liquid Alternative IndexSM. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. The Wilshire Liquid Alternative Global Macro Index is designed to provide a broad measure of the liquid alternative global macro market.

Management of the Fund

Investment Advisor Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020
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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary – Arrow DWA TACTICAL: INTERNATIONAL ETF

Investment Objective

The Arrow DWA Tactical: International ETF (the “Fund”) seeks long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index (the “Index”).

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. Investors may pay brokerage commissions on their purchases and sales of shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.48%
Foreign Custody Transaction Expense	0.36%
Interest Expense	0.04%
Remaining Other Expenses	1.08%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.19%
Fee Waiver (2)	(1.03)%
Total Annual Fund Operating Expenses After Fee Waiver	1.16%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies
(2)	Arrow Investment Advisors, LLC (the Advisor”) has contractually agreed to waive its fees and/or reimburse expenses of the Fund until December 31, 2021 to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set up fees and extraordinary expenses such as litigation) will not exceed 0.95%. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit or the limit in place at the time of recoupment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$118	$586	$1,080	$2,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, substantially all of the Fund’s total assets is invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts, exchange traded instruments). Strictly in accordance with its guidelines and mandated procedures of the index provider, the index selection methodology consists of long positions in the equity markets of foreign countries exhibiting relatively strong momentum characteristics among the foreign universe. The foreign universe will be composed of countries from the developed and emerging markets, excluding the United States. There is no consideration given to the allocation among developed and emerging markets; the strategy of the Index will allocate among them depending on global price trends.

In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better performance compared to other securities. The Index selects at least ten countries with the highest relative strength among the universe of 41 foreign countries on a quarterly basis. The countries identified are given equal weight. For each country identified, between five to ten equity securities with the highest relative strength within that country are selected. The securities identified are equally weighted.

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The Index looks at a company’s location and economic ties in determining its country designation. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the country universe and holding those securities until they underperform. The strategy is entirely based on market movement of the countries and relative strength of the securities within those countries, and there is no company fundamental data involved in the analysis. The process is systematic and is repeated quarterly.

The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or higher. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

The Fund generally uses a “replication” strategy to seek to achieve its investment objective, meaning the Fund invests in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Advisor believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Advisor believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

Principal Investment Risks

As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value, price of shares, and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its objective.

•	Asset Class Risk. Securities in the Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
•	Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular industry.
•	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
•	Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets and emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
•	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
•	ETF Structure Risks. The Fund is structured as an exchange traded fund (“ETF”) and as a result is subject to the special risks, including:
o	Not Individually Redeemable. Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants (“Authorized Participants”) that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.
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•	Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
•	Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming.
•	Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that investment management strategy may not produce the intended results.
•	Market Risk. Overall stock market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o    In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

o    The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

o    When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

o    In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

•	Momentum Risk. The price and performance momentum of a security can change or may not continue, and securities with high relative performance may not continue to have such relative performance.
•	Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
•	Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
•	Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
•	Small and Medium Capitalization Stock Risk. The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

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Fund Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad market index and supplementary indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Total Return

(Year ended December 31):

Best Quarter	12/31/2019	8.93%
Worst Quarter	12/31/2018	(11.89)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2020 was (2.07)%.

Average Annual Total Returns

(as of December 31, 2019)

	One Year	Since Inception*
Return Before Taxes	15.20%	(1.04)%
Return after Taxes on Distributions	14.66%	(1.56)%
Return after Taxes on Distributions and Sale of Fund Shares	9.36%	(0.87)%
Dorsey Wright Country and Stock Momentum Index(1) (reflects no deduction for fees, expenses or taxes)	16.84%	1.77%
MSCI ACWI Ex US Index(2) (reflects no deduction for fees, expenses or taxes)	21.51%	2.29%
MSCI Emerging Markets Investable Market Index(3) (reflects no deduction for fees, expenses or taxes)	18.11%	0.58%
*	Commencement of trading was December 28, 2017

(1) Dorsey Wright Country and Stock Momentum Total Return Index is constructed pursuant to Dorsey, Wright & Associates proprietary methodology. The index has a relative strength focus that looks for the 10 strongest performing countries among a universe of 41 countries. Once the country is identified, the index methodology is designed to identify 10 companies that demonstrate powerful relative strength characteristics within that country. The Fund and the index are equally weighted and rebalanced and reconstituted quarterly.

(2) The MSCI ACWI ex USA Index USD captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 26 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

(3) The MSCI Emerging Markets Investable Market Index (IMI) USD captures large, mid and small cap representation across 26 Emerging Markets (EM) countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country.

Management of the Fund

Investment Advisor Arrow Investment Advisors, LLC (the “Advisor”).

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Portfolio Manager	2017
Jonathan S. Guyer	Portfolio Manager	2017
Amit Gutt	Portfolio Manager	2020

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Purchase and Redemption of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) to authorized participants who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Shares of the Fund are listed for trading on Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Principal Investment Strategies and Risks

Investment Objective(s)

Fund	Investment Objective(s)
Arrow DWA Tactical: Macro ETF	The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.
Arrow DWA Tactical: International ETF	The Fund seeks long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index.

Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval by the Funds’ Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The following provides additional information regarding each Fund’s investment strategies described at the front of this Prospectus.

Arrow DWA Tactical: Macro ETF

The Fund primarily invests in other ETFs that invest primarily in domestic and foreign (including emerging markets) (i) equity securities of any market capitalization, (ii) fixed-income securities of any credit quality, or (iii) alternative assets. In addition, the Fund invests in commodity futures through the Tactical Subsidiary. The Fund defines equity securities to be exchange traded common and preferred stocks; and defines fixed-income securities to be bonds, notes, debentures or similar instruments; and defines alternative assets to be investments that are historically non-correlated to either equity or fixed income investments, which are commodity futures, commodities, MLPs and real estate-related securities, which include foreign and domestic REITs, REOCs or similar instruments. The Fund’s fixed-income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality. The Fund is a “fund of funds,” which means that it primarily invests in ETFs; however, when appropriate, the Advisor may elect to invest directly in the types of securities described above (other than commodities). The Fund may also invest in other investment companies (including affiliated funds).

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates, which comes from the DWA Global Macro investment model, as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

Under normal market conditions, the Fund invests:

  From 0% to 100% of its assets in ETFs that invest in equity securities;
  From 0% to 100% of its assets in ETFs that invest in fixed-income securities; and
  From 0% up to 90% of its assets in ETFs that invest in alternative assets.

The Fund has the ability to invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary invests primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. The Fund invests in ETFs within specific asset classes when research provided by DWA indicates a high probability that the applicable asset classes and ETFs are likely to outperform the applicable universe. The Fund sells interests or reduces investment exposure among an asset class or ETF when research provided by DWA indicate that such asset class or ETF is likely to underperform the applicable universe. The Fund may invest more heavily in fixed-income ETFs, cash positions and similar securities when research provided by DWA indicate these assets should significantly outperform the equity and/or alternative asset classes. In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund may invest in fixed-income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed-income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives. The Fund does not invest in options or swaps.

The Fund seeks to achieve its investment objectives by implementing a proprietary technical asset allocation model. The Advisor will overweight asset classes, sectors, countries and underlying ETFs exhibiting positive relative strength and underweight asset classes, sectors, countries and underlying ETFs exhibiting negative relative strength. The tactical model relies on a number of technical indicators when making allocation decisions for the Fund. The Advisor utilizes relative strength as the primary technical indicator to tactically allocate assets both within and across asset classes and rotation strategies. The relative strength indicator is important because it adapts to the changing market conditions.

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Relative strength measures the likelihood that an ETF or a group of ETFs will outperform the appropriate base index. When the indicator is moving up, it shows that the ETF or group of ETFs is performing better than the base index. When the indicator is moving down, it shows that the ETF or group of ETFs is performing worse than the base index (i.e., not rising as fast or falling faster). For example, in the sector rotation strategy, the Advisor creates a sector-based index to compare all available sector ETFs for investment in the Fund. The performance of each ETF is compared to the base index and ranked. The Advisor generally purchases the ETFs that demonstrate the highest-ranked relative strength and sells any positions that are not included in that list. The Advisor has discretion to add to or subtract from the universe of eligible ETFs for each strategy based on holdings, expense ratio, volume, liquidity, new product availability and other factors that can positively contribute to achieving the Fund’s investment objectives.

Temporary Defensive Strategies

The Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Advisor in response to adverse market, economic, political, or other conditions. The Fund also may “hedge” or minimize its exposure to one or more foreign currencies in response to such conditions. In the event that the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Tactical Fund Subsidiary

The Fund may execute a portion of its strategy by investing up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary will invest primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. The Tactical Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Tactical Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Tactical Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Tactical Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to the Fund’s business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Tactical Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.

In the past, the Internal Revenue Service issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicated that certain income from a fund’s investment in a wholly-owned foreign subsidiary would constitute “qualifying income” for purposes of Subchapter M. However, the Fund does not have a private letter ruling and the Internal Revenue Service no longer issues such private letter rulings. Moreover, in September 2016, the Internal Revenue Service issued proposed regulations that, if finalized in proposed form, would provide that the income which the Fund derives from its investment in the Subsidiary in any taxable year would only be treated as “qualifying income” for purposes of the 90% gross income requirement of Subchapter M to the extent that the Subsidiary makes certain dividend distributions to the Fund out of the Subsidiary’s earnings and profits for that same taxable year. Therefore, the Tactical Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Tactical Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Tactical Subsidiary’s investments during the fiscal year. Because the Fund may invest a substantial portion of its assets in the Tactical Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Tactical Subsidiary. For that reason, references to the Fund may also include the Tactical Subsidiary.

The Tactical Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Tactical Subsidiary. In addition, the Tactical Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Tactical Subsidiary. Investment advisers to the Tactical Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act. Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Tactical Subsidiary and does not make recommendations or representations with respect to the Fund or the DWA Tactical Subsidiary. Other than reviewing the description of the DWA Global Macro model, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

Arrow DWA Tactical: International ETF

Under normal circumstances, substantially all of the Fund’s total assets is invested in the component securities of the Dorsey Wright Country and Stock Momentum Index (the “Index”) and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts, exchange traded instruments). Strictly in accordance with its guidelines and mandated procedures of the index provider, the index selection methodology consists of long positions in the equity markets of foreign countries exhibiting relatively strong momentum characteristics among the foreign universe. The foreign universe is composed of countries from the developed and emerging markets, excluding the United States. There is no consideration given to the allocation among developed and emerging markets; the strategy of the Index allocates among them depending on global price trends.

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In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better performance compared to other securities. The Index selects at least ten countries with the highest relative strength among the universe of 41 foreign countries on a quarterly basis. The countries identified are given equal weight. For each country identified, at least ten equity securities within that country are selected with the highest relative strength. The securities identified are equally weighted. The Index looks at a company’s location and economic ties in determining its country designation. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the country and holding those securities until they underperform. The strategy is entirely based on market movement of the countries and relative strength of the securities within those countries, and there is no company fundamental data involved in the analysis. The process is systematic and is repeated quarterly.

The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or higher. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

The Fund generally uses a “replication” strategy to seek to achieve its investment objective, meaning the Fund invests in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Advisor believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Advisor believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

PRINCIPAL INVESTMENT RISKS

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

Risk	Arrow DWA Tactical: Macro ETF	Arrow DWA Tactical: International ETF
Affiliated Investment Company	X
Asset Class		X
Commodity	X
Credit	X
Concentration		X
Early Close/Trading Halt		X
Emerging Market	X	X
Equity Securities		X
ETF Investment	X
ETF Structure	X	X
Fixed Income	X
Foreign Investments	X	X
Futures	X
Geographic Concentration		X
Index		X
Issuer-Specific	X
Junk Bonds	X
Leverage	X
Management	X	X
Market	X	X
Market Price Variance		X
Momentum		X
Non-Correlation		X
Passive Investment		X
Portfolio Turnover	X	X
Real Estate Companies	X
Regulatory	X
Sampling		X
Sector	X
Small and Medium Capitalization	X	X
Taxation	X
Tracking Error		X
Wholly-Owned Subsidiary	X

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•	Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are more risky than a money market fund.
•	Asset Class Risk. Securities in the Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
•	Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
•	Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular industry.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
•	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
•	Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
•	ETF Investment Risk: The Fund invests primarily in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:
o	Additional ETF and Underlying Fund Risk: The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating their investments in the manner the Advisor considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund

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o	Alternative Assets Risk: The Fund’s investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests. REIT ETFs are subject to the risks inherent in real estate investing, such as property value fluctuations.
o	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
o	ETF Strategies: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
o	Expense Risk: The Fund invests in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.
o	Foreign Exposure: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although the Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that cause the Fund to be exposed to some degree to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
o	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
o	Risk Related to ETF Net Asset Value and Market Price: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	ETF Structure Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants Authorized Participants APs that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
•	ETF Investment Risk: The Fund invests primarily in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:
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o	Additional ETF and Underlying Fund Risk: The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating their investments in the manner the Advisor considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund
o	Alternative Assets Risk: The Fund’s investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests. REIT ETFs are subject to the risks inherent in real estate investing, such as property value fluctuations.
o	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
o	ETF Strategies: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
o	Expense Risk: The Fund invests in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.
o	Foreign Exposure: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although the Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that cause the Fund to be exposed to some degree to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
o	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
o	Risk Related to ETF Net Asset Value and Market Price: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest, directly and indirectly, in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
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•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
•	Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
•	Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund’s exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
•	Management Risk: The share price of the Fund changes daily based on the performance of the individual securities, derivatives and ETFs in which it invests. The Advisor’s investment decisions about individual securities and derivatives impact the Fund’s ability to achieve its investment objective. The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets. The Advisor’s objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
•	Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment..
•	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares.
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The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Momentum Risk. The price and performance momentum of a security can change or may not continue, and securities with high relative performance may not continue to have such relative performance.
•	Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
•	Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
•	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
•	Sector Risk: Another area of risk involves the potential focus of the Fund’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.
•	Taxation Risk: By investing in commodities indirectly through a subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Tactical Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Tactical Subsidiary is a controlled foreign corporation any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Form 1099s as such.
•	Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
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•	Wholly-Owned Subsidiary Risk: The subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in a subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund will wholly own and control its subsidiary, and the Fund and its subsidiary will both be managed by the Advisor, making it unlikely that a subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including investment in a subsidiary, and the Fund’s role as the sole shareholder of its subsidiary. Also, the Advisor, in managing a subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the subsidiaries. If Cayman Islands law changes such that a subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”), which is available at www.ArrowFunds.com.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for each Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Management of the Funds

Investment Advisor

Arrow Investment Advisors, LLC located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707, serves as investment advisor to the Funds. Subject to the oversight of the Board of Trustees, the Advisor is responsible for the overall management of each Fund’s business affairs. The Advisor is responsible for selecting each Fund’s investments according to each Fund’s investment objective, policies and restrictions. The Advisor was established in February 2006. The Advisor has approximately $331 million in assets under management as of July 31, 2020. The Advisor has been managing the Funds since their inception.

Pursuant to an investment advisory agreement between the Advisor and each Fund, the Funds pay the Advisor an annual fee as set forth below:

Fund	Contractual Advisory Fee	Advisory Fee Received For the Fiscal Year ended 7/31/20
Arrow DWA Tactical: Macro ETF	0.90%	0.02%
Arrow DWA Tactical: International ETF	0.70%	0.00%

The Advisor has contractually agreed to defer its fees and/or reimburse expenses of the Arrow DWA Tactical: Macro ETF until November 30, 2021 and the Arrow DWA Tactical: International ETF until December 31, 2021 to ensure that each Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set up fees and extraordinary expenses such as litigation ) will not exceed 1.40% for the Arrow DWA Tactical: Macro ETF and 0.95% for the Arrow DWA Tactical: International ETF. This agreement may be terminated by the Board of Trustees on 60 days written notice. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

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In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund is available in each Fund’s respective semi-annual report to shareholders for the period ended January 31, 2020.

Portfolio Managers

Joseph Barrato

Chief Executive Officer

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC. He has over 25 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor’s degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in Business Administration from the University of North Carolina-Wilmington.

Amit Gutt

Portfolio Manager

Amit Gutt, CFA has been a portfolio manager for the Funds since December 2020. Amit joined Arrow Investment Advisors, LLC in August 2014 as an Investment Strategist. He is responsible for performing quantitative research, portfolio management and trading across multiple asset classes. Prior to joining Arrow, Amit worked in emerging markets equity research at KAUST Investment Management, a multi-billion dollar endowment, and at the United States Department of Commerce. Amit holds a B.S. in Financial Economics from University of Maryland Baltimore County, a Master of Arts in Applied Economics from Johns Hopkins University and an MBA in Finance from the NYU Stern School of Business. Amit is also a CFA charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and the portfolio manager’s ownership in the Fund he manages.

Investment Subsidiary

The Arrow DWA Tactical: Macro ETF may invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary is a company that is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Arrow DWA Tactical: Macro ETF is the sole shareholder of its Tactical Subsidiary. It is not currently expected that shares of the Tactical Subsidiary will be sold or offered to other investors. If, at any time, the Tactical Subsidiary proposes to offer or sell its shares to any investor other than the Arrow DWA Tactical: Macro ETF, the Arrow DWA Tactical: Macro ETF’s shareholders will receive 60 days prior notice of such offer or sale.

As with the Arrow DWA Tactical: Macro ETF, the Advisor will be responsible for the Tactical Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Tactical Subsidiary. Under the advisory agreement, the Advisor will provide the Tactical Subsidiary with the same type of management services, under the same terms, as are provided to the Arrow DWA Tactical: Macro ETF. The advisory agreement of the Tactical Subsidiary provides for automatic termination upon the termination of the Investment Advisory Agreement with respect to the Arrow DWA Tactical: Macro ETF.

The Arrow DWA Tactical: Macro ETF pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Arrow DWA Tactical: Macro ETF in an amount equal to the management fee paid to the Advisor by the Tactical Subsidiary. This undertaking will continue in effect for so long as the Arrow DWA Tactical: Macro ETF invests in the Tactical Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Board of Trustees for such termination. The Tactical Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and accounting services that it receives.

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The Arrow DWA Tactical: Macro ETF expects that the expenses borne by the Tactical Subsidiary will not be material in relation to the value of the Arrow DWA Tactical: Macro ETF’s assets. It is also anticipated that the Arrow DWA Tactical: Macro ETF’s own expense will be reduced to some extent as a result of the payment of such expenses at the subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Arrow DWA Tactical: Macro ETF and a subsidiary will not be material.

The Tactical Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Arrow DWA Tactical: Macro ETF. As a result, the Advisor (when viewing the Tactical Subsidiary and the Arrow DWA Tactical: Macro ETF on a consolidated basis) is subject to the same investment policies and restrictions that apply to the management of the Arrow DWA Tactical: Macro ETF, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Tactical Subsidiary’s portfolio investments and shares of the Tactical Subsidiary. These policies and restrictions are described in detail in the SAI. The Trust’s chief compliance officer oversees implementation of the Tactical Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board regarding the Tactical Subsidiary’s compliance with its policies and procedures.

The financial statements of the Tactical Subsidiary will be consolidated in the Arrow DWA Tactical: Macro ETF’s financial statements, which are included in the Arrow DWA Tactical: Macro ETF’s annual and semi-annual reports. The Arrow DWA Tactical: Macro ETF’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Tactical Subsidiary.

Net Asset Value

Each Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open (the “Valuation Time”). NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. All valuations are subject to review by the Trust’s Board or its delegate.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the current bid price on such exchange. Money market securities maturing in 60 days or less are valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the current bid price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities are valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Any use of a different rate from the rates used by each index provider may adversely affect a Fund’s ability to track its underlying index.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when a Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable.

These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor values the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the underlying index. This may adversely affect a Fund’s ability to track its underlying index.

A list of the holiday schedules of the foreign exchanges of the Fund’s underlying indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2021, is contained in an appendix to the SAI.

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Premium/Discount Information

Most investors buy and sell Shares of the Funds in secondary market transactions through brokers at market prices and the Funds’ Shares trade at market prices. The market price of Shares of the Funds may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Funds.

Information regarding how often the Shares of the Funds traded at a price above (at a premium to) or below (at a discount to) the NAV of each Fund during the past four calendar quarters, can be found at www.ArrowFunds.com.

How to Buy and Sell Shares

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge in the SAI or by calling toll free 1-877-277-6933 or visiting our website at www.ArrowFunds.com.

Shares of each Fund are listed for trading on the Exchange under each Fund’s respective symbol: DWAT or DWCR. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire Shares directly from each Fund, and Authorized Participants may tender their Shares for redemption directly to the respective Fund, at NAV per Share only in large blocks, or Creation Units, of 100,000 Shares for the Arrow DWA Tactical: Macro ETF and 50,000 for the Arrow DWA Tactical: International ETF. Purchases and redemptions with cash instead of in-kind securities could cause each Fund to incur certain costs, which include brokerage costs, taxable gains or losses that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on each Fund and, thus, decrease the Funds’ NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Purchases and redemptions directly with the Funds must follow the Funds’ procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

Information regarding the intraday value of shares of the Funds, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the securities exchange on which each Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of each Fund’s securities, including cash required to be deposited in exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in each Fund’s portfolio securities. The IOPV may not reflect the exact composition of each Fund’s current portfolio of securities at a particular point in time or the best possible valuation of each Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and the Funds do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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Frequent Purchases and Redemptions of Shares

Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occur on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact each Fund’s ability to achieve its investment objective(s). However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades.

These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

Distribution and Service Plan

Each Fund has adopted a distribution and service plan (“Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Funds, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

Dividends, Other Distributions and Taxes

Unlike interests in mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on each Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Arrow DWA Tactical: Macro ETF and declared and paid quarterly by the Arrow DWA Tactical: International ETF. The Funds distribute their net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Funds make distributions,
•	You sell your Shares listed on the Exchange, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by the Arrow DWA Tactical: Macro ETF and declared and paid quarterly by the Arrow DWA Tactical: International ETF. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

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A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Funds’ current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce each Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 28% of your distributions and redemption proceeds if you have not provided the Funds with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and each Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Fund Service Providers

Gemini Fund Services, LLC is the Funds’ administrator and fund accountant. It has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of Northern Lights Distributors., LLC.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the Funds’ transfer agent and custodian.

The Funds have entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, to serve as the distributor for the Funds. Archer Distributors, LLC, an affiliate of the Advisor (“Archer”) is also a party to the Distribution Agreement and provides marketing services to the Funds, including responsibility for each Fund’s marketing and advertising materials. Both the Distributor and Archer are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as legal counsel to the Trust.

BBD LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

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Index Provider

The Arrow DWA Tactical: International ETF is based upon the Dorsey Wright Country and Stock Momentum Index. The Index is calculated and maintained by Dorsey Wright & Associates (the “Index Provider”). The Index Provider is not affiliated with the Trust, the Advisor or the Distributor. The Advisor has entered into a license agreement with the Index Provider. The Arrow DWA Tactical: International ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor.

No entity that creates, compiles, sponsors or maintains the Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Advisor, the Distributor or a promoter of the Arrow DWA Tactical: International ETF.

Neither the Advisor nor any affiliate of the Advisor has any right to influence the selection of the securities in the Index.

Other Information

Investments by Investment Companies

Although the SEC has granted an exemptive order to the Advisor permitting registered investment companies and unit investment trusts that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Funds. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.

A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, if you elect to receive paper copies of Fund documents from your broker dealer or financial intermediary, your broker dealer or financial intermediary mail only one copy of the Prospectus or summary prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your broker dealer or financial intermediary.

Financial Highlights

The financial highlights table below is intended to help you understand each Fund’s financial performance for the periods of each Fund’s operations. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each Fund has been audited by BBD, LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s July 31, 2020 Annual Report, which is available upon request.

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Arrow DWA Tactical: Macro ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2020	July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016
Net asset value, beginning of year	$11.18	$11.95	$11.14	$10.61	$10.56
Activity from investment operations:
Net investment income (1)	0.06	0.05	0.00 (8)	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.18	(0.48)	1.16	0.55	0.01 (6)
Total from investment operations	0.24	(0.43)	1.16	0.62	0.06
Less distributions from:
Net investment income	(0.18)	—	(0.05)	(0.09)	(0.01)
Net realized gains	(0.14)	(0.34)	(0.30)	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.33)	(0.34)	(0.35)	(0.09)	(0.01)
Net asset value, end of year	$11.09	$11.18	$11.95	$11.14	$10.61
Total return (3)	2.10%	(3.23)%	10.49%	5.93%	0.54%
Net assets, at end of year (000s)	$4,435	$4,471	$5,975	$7,796	$8,486
Ratio of gross expenses to average net assets (4)(7)	2.38%	2.30%	1.98%	1.78%	1.89%
Ratio of net expenses to average net assets (4)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (4)(5)	0.51%	0.45%	0.04%	0.69%	0.46%
Portfolio Turnover Rate (2)	161%	174%	125%	203%	154%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived a portion of the expenses, total returns would have been lower.

(4)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions during the period.

(7)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by Arrow Investment Advisors, LLC.

(8)	Amount represents less than $0.005 per share.

27

Arrow DWA Tactical: International ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For The		For The		For The
	Year Ended		Year Ended		Period Ended
	July 31, 2020		July 31, 2019		July 31, 2018 (1)
Net asset value, beginning of period	$27.12		$28.97		$30.00

Activity from investment operations:
Net investment income (2)	0.40		0.59		0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.25		(1.69)		(1.47)
Total from investment operations	0.65		(1.10)		(1.03)

Less distributions from:
Net investment income	(0.37)		(0.75)		—
Return of capital	(0.06)		—		—
Total distributions	(0.43)		(0.75)		—

Net asset value, end of period	$27.34		$27.12		$28.97

Total return (4)(6)	2.43%		(3.61)%		(3.43)%

Net assets, at end of period (000s)	$10,937		$14,914		$20,279

Ratio of gross expenses to average net assets (3)(7)(9)	2.18	% (12)	1.60	% (11)	1.86	% (10)
Ratio of net expenses to average net assets (3)(7)	1.15	% (12)	0.87	% (11)	0.79	% (10)
Ratio of net investment income to average net assets (3)(7)(8)	1.54%		2.17%		2.50%

Portfolio Turnover Rate (4)(5)	182%		146%		136%

(1)	The Arrow DWA Tactical: International ETF commenced operations on December 28, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized for periods less than one year.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived fees or reimbursed a portion of the expenses, total returns would have been lower.

(7)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by Arrow Investment Advisors, LLC.

(10)	Includes 0.05% for the period ended July 31, 2018 attributed to interest expense, which is not subject to waiver by Arrow Investment Advisors, LLC.

(11)	Includes 0.12% for the year ended July 31, 2019 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.

(12)	Includes 0.40% for the year ended July 31, 2020 attributed to interest expense and foreign custody transaction costs, which are not subject to waiver by the Arrow Investment Advisors, LLC.
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PRIVACY notice
Rev. November 2011
FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow Investments Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

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Who we are
Who is providing this notice?	Arrow Investments Trust
What we do
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Arrow Investments Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Arrow Investments Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Arrow Investments Trust doesn’t jointly market.

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Arrow Funds

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Drive, Suite 100 Laurel, MD 20707
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Legal Counsel	Thompson Hine LLP 41 South High St., Suite 1700 Columbus, OH 43215
Administrator	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

Additional information about the Funds, including the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings, is included in the SAI dated December 1, 2020. The SAI provides more details about the Funds’ policies and management. The SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus). Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, (when available) to request other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-277-6933 or visit the Funds’ website at www.ArrowFunds.com. You may also write to:

Arrow Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22638